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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): November 13, 2002


                          PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)

           000-23467                                  91-1513032
   (Commission File Number)                (IRS Employer Identification No.)


     2981 Route 22, Patterson, NY                     12563-2335
(Address of Principal Executive Offices)              (Zip Code)


                                 (845) 878-3414
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

On November 13, 2002, Penwest Pharmaceuticals Co. announced its results for the third quarter ended September 30, 2002.

A copy of the press release announcing the foregoing results has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

99.1      Press release dated November 13, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2002                    PENWEST PHARMACEUTICALS CO.
                                                  (Registrant)


                                          By: /s/ Jennifer L. Good
                                             -----------------------------------
                                             Jennifer L. Good
                                             Senior Vice President, Finance and
                                             Chief Financial Officer
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                                INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1 Press release, dated November 13, 2002, regarding Penwest Pharmaceuticals Co.'s results for the third quarter ended September 30, 2002.